UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report July 7, 2021

(Date of earliest event reported)

VISTA GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 7, 2021, Vista Gold Corp. (the “Company”) entered into an amended and restated Underwriting Agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC as representative of the underwriters named in Schedule A thereto (the “Underwriters”), providing for the issuance and sale by the Company in a firm commitment offering (the “Offering”) of 12,272,730 units of the Company at a public offering price of US$1.10 per Unit, less underwriting discounts and commissions, for aggregate gross proceeds of approximately US$13.5 million (the “Offering”).

Each Unit consists of one common share in the capital of the Company (each, a “Common Share”) and one-half of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant will be exercisable immediately upon issuance for thirty six months and entitle the holder thereof to purchase one Common Share upon exercise at an exercise price of US$1.25 per Common Share. If a registration statement registering the issuance of the Warrant Shares underlying the Warrants under the Securities Act is not effective or the prospectus contained therein is not available for the issuance of such shares, the holder may, in its sole discretion, elect to exercise the Warrant through a cashless exercise, in which case the holder would receive upon such exercise the net number of Warrant Shares determined according to the formula set forth in the Warrant, which is determined in part by the market value of the common shares as determined in the formula. No fractional Warrant Shares will be issued in connection with the exercise of a warrant. In lieu of fractional shares, we will round down to the next whole share and pay the holder a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price upon request by the holder.

In addition, the Company has granted the underwriters an option, exercisable at any time and from time to time for up to 30 days, to purchase up to an additional 1,840,908 Units, and/or 1,840,908 Common Shares and/or Warrants to purchase up to 920,454 Common Shares at the public offering price per Unit, per Common Share and/or per Warrant, respectively, less underwriting discounts and commissions, in any combination thereof so long as the aggregate number of additional Common Shares and additional Warrants that may be issued under the option does not exceed 1,840,908 additional Common Shares and 920,454 additional Warrants.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, conditions to closing and indemnification provisions, as well as a form lock-up agreement that was signed by certain of the Company’s directors and officers, filed herewith as Exhibit “B” to Exhibit 1.1.

The Company agreed to pay the Underwriters a commission equal to 6% of the aggregate gross proceeds of the offering (other than certain Units that are subject to an agreed upon president’s list for which the fee was 3% of the aggregate gross proceeds from such list), including any additional Units and/or Common Shares and/or Warrants sold pursuant to the exercise of the option. In addition, the Company agreed to issue the Underwriters warrants to purchase up to 3% of the number of Units sold in the offering (other than with respect to an agreed upon president’s list for which the number of warrants was 1.5% of the number of Units sold), including any additional common shares sold pursuant to the exercise of the option. Each Underwriters’ Warrant entitles its holder to purchase one common share on the same terms as the Warrants. The Company also agreed to reimburse the Underwriters for customary fees and expenses.

The Units, including the Common Shares and Warrants underlying the Units, and the additional Units, Common Shares and Warrants issuable upon exercise of the option, the common shares issuable upon exercise of the Warrants and any additional Warrants, the warrants issued to the Underwriters and the common shares issuable upon the exercise of the Underwriters’ warrants are registered pursuant to the Company’s registration statement on Form S-3 (File No. 333-239139) relating to the securities described above as filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 12, 2020, effective on June 24, 2020, and an additional registration statement on Form S-3 filed pursuant to Rule 462(b) (File No. 333-257746), which became automatically effective on July 7, 2021, and a prospectus supplement thereto filed with the SEC.

The foregoing description of the Underwriting Agreement and the Warrants is qualified in its entirety by reference to the full text of the agreements, copies of which are filed as Exhibit 1.1 and Exhibit 4.1 to this report, respectively, and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On July 7, 2021, the Company issued a press release regarding the offering of Units, a copy of which is attached to this report as Exhibit 99.1. In accordance with General Instruction B.1 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the United States Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

On July 7, 2021, the Company issued a press release regarding the upsizing of the offering of Units, a copy of which is attached to this report as Exhibit 99.2. In accordance with General Instruction B.1 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the United States Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Amended and Restated Underwriting Agreement, dated July 7, 2021*

4.1	Form of Warrant*

4.2	Form of Underwriter Warrant*

5.1	Borden Ladner Gervais LLP Opinion*

99.1	Press Release, dated July 7, 2021**

99.2	Press Release, dated July 7, 2021**

99.3	Consent of Borden Ladner Gervais LLP (contained in Exhibit 5.1)*

* The foregoing Exhibits are hereby incorporated by reference into the Company’s Registration Statements on Form S-3 (File No. 333-239139 and 333-257746).

** The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: July 9, 2021	By:	/s/ Frederick H. Earnest
Frederick H. Earnest
President and Chief Executive Officer